Exhibit 10.3

                                                                  Attachment III
                                                                  --------------


                    HQ SUSTAINABLE MARITIME INDUSTRIES, INC.
                             2004 STOCK OPTION PLAN

                               EXERCISE AGREEMENT
                               ------------------

The Committee for the
HQ Sustainable Maritime Industries, Inc.
2004 Stock Option Plan
Attn: ___________________________

To the Committee:

         This constitutes notice under my Option that I,_______________________,


elect to purchase the number of shares of Stock ("Shares") for the price set forth below.

o        Date of exercise:                                  ____________________

o        Type of Option (check one):                        Incentive        |_|
                                                            Non-Qualified    |_|

o        Option dated:                                      ____________________

o        Number of Shares as to which Option is exercised:  ____________________

o        Exercise Price per share:                          ____________________

o        Total Exercise Price:                              ____________________

o        Cash payment delivered herewith:                   ____________________

o        Certificates to be issued in name of:              ____________________


By this exercise, I agree (i) to provide such additional documents as you may require pursuant to the terms of the HQ Sustainable Maritime Industries, Inc. 2004 Stock Option Plan, (ii) to provide for the payment by me to you (in the manner designated by you) of your withholding obligation, if any, relating to the exercise of this Option, and (iii) if this exercise relates to an ISO, to notify you in writing within fifteen (15) days after the date of any disposition of any of the Shares issued upon exercise of this Option that occurs within two
(2) years after the Date of Grant of this Option or within one (1) year after such Shares are issued upon exercise of this Option. Defined terms not explicitly defined in this Exercise Agreement but defined in the Plan shall have the same definitions as in the Plan.


Signature:_____________________________                 Date:___________________